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                    SECURITIES AND EXCHANGE COMMISSION
                           Washington, DC  20549



                                 FORM  8-K

                              CURRENT REPORT

                      Pursuant to Section 13 or 15(d)
                  of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):   December 19, 1997
                                                  --------------------


                   GOVERNMENT TECHNOLOGY SERVICES, INC.
          -------------------------------------------------------
          (Exact name of registrant as specified in its charter)


        Delaware                     0-19394                 54-1248422
------------------------          ------------            -----------------
     (State or other               (Commission              (IRS Employer
     jurisdiction of                  File                 Identification
     incorporation)                  Number)                   Number)


 4100 Lafayette Center Drive, Chantilly, Virginia            20151-1200
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     (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:         703-502-2000
                                                          -----------------

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Item 1.    Changes in Control of Registrant

     Not Applicable.

Item 2.    Acquisition or Disposition of Assets

     Not Applicable.

Item 3.    Bankruptcy or Receivership

     Not Applicable.

Item 4.    Changes in Registrant's Certifying Accountant

     Not Applicable.

Item 5.    Other Events

     On December 19, 1997, Government Technology Services, Inc. ("GTSI") and BTG, Inc. ("BTG") issued a joint press release announcing that they had signed a letter of intent for the purchase by GTSI of BTG's product sales division. For additional information, please see the attached press release.

Item 6.    Resignation of Registrant's Directors

     Not Applicable.

Item 7.    Financial Statements and Exhibits

     (c)  Exhibits

          99.1 Press release dated December 19, 1997

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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  December 19, 1997

                                 GOVERNMENT TECHNOLOGY SERVICES, INC.



                                 By:   /s/ M. DENDY YOUNG
                                     --------------------------------------
                                      M. Dendy Young
                                      President and Chief Executive Officer

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                             INDEX TO EXHIBITS
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  EXHIBIT |
  NUMBER  | DESCRIPTION
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   99.1   | Press release dated December 19, 1997
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